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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 6, 1997

                       PIONEER-STANDARD ELECTRONICS, INC.
              (Exact Name of Registrant Specified in its Charter)

     Ohio                        0-5734                       34-0907152
-------------------- ----------------------------  -----------------------------
 (State or Other        (Commission File Number)   (IRS Employer Identification)
  Jurisdiction of
  Incorporation)


                 4800 EAST 131ST STREET, CLEVELAND, OHIO 44105
                    (Address of Principal Executive Offices)


                                 (216) 587-3600
              (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS

              Pursuant to a Registration Statement on Form S-3 (Commission File No. 333-07665) and in connection with the public offering of 3,000,000 Common Shares, without par value, of Pioneer-Standard Electronics, Inc. (the "Company") and up to an additional 450,000 Common Shares to satisfy underwriters' over-allotments, on March 6, 1997, the Company entered into an Underwriting Agreement with Lazard Freres & Co. LLC, Cleary Gull Reiland & McDevitt Inc. and McDonald & Company Securities, Inc., a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)   Financial Statements of Businesses Acquired.
                   None.

             (b)   Pro Forma Financial Information.
                   None.

             (c)   Exhibits.
                   1.1  Underwriting Agreement


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER-STANDARD ELECTRONICS, INC.

                               /s/ John V. Goodger
                               John V. Goodger
                               Vice President, Treasurer and Assistant Secretary

Date: March 11, 1997